UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

NortonLifeLock Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-17781	77-0181864
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000 Tempe, AZ 85281
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 10, 2021, NortonLifeLock Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing, pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers, that the Company had reached an agreement with Avast plc, a company incorporated in England and Wales (“Avast”), on the terms of a recommended combination of Avast with the Company in the form of a recommended offer by a wholly-owned subsidiary of the Company for the entire issued and to be issued ordinary share capital of Avast (the “Merger”).

In connection with the Merger, the Company and certain financial institution parties entered into (A) the Interim Facilities Agreement, dated as of August 10, 2021 (the “Interim Facilities Agreement”), pursuant to which Bank of America and Wells Fargo Bank N.A., as interim lenders, agreed to provide the Company with (i) a $3,600 million term loan interim facility B, (ii) $750 million term loan interim facility A1 and $3,500 million term loan interim facility A2, and (iii) a $1,500 million interim revolving facility, and (B) the Commitment Letter, dated as of August 10, 2021 (the “Commitment Letter”), pursuant to which certain financial institution parties agreed to provide to the Company, subject to the execution of definitive financing documents, certain term loan and revolving facilities on the terms and conditions set forth in the Commitment Letter in order to, among other things, finance the cash consideration payable by the Company in connection with the Merger.

On September 1, 2021, the Company and a syndicate of financial institutions entered into an Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”) and an Amended and Restated Commitment Letter (the “Amended and Restated Commitment Letter”), which amend and restate each of the Interim Facilities Agreement and the Commitment Letter, respectively, in their entirety. The Interim Facilities Agreement and the Commitment Letter were amended and restated to incorporate the commitments of additional financial institutions.

The foregoing summaries of the Amendment and Restatement Agreement and the Amended and Restated Commitment Letter do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Amended and Restated Interim Facilities Agreement and the Amended and Restated Commitment Letter, respectively, copies of which are attached as Exhibits 10.01 and 10.02 to this Current Report on Form 8-K, respectively, and which are each incorporated herein by reference.

No Offer or Solicitation

The information contained in this Current Report on Form 8-K is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Merger or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this Current Report on Form 8-K is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Merger are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The Merger will be made solely by means of the scheme document to be published by Avast in due course, or (if applicable) pursuant to an offer document to be published by the Company, which (as applicable) would contain the full terms and conditions of the Merger. Any decision in respect of, or other response to, the Merger, should be made only on the basis of the information contained in such document(s). As explained below, if the Company ultimately seeks to implement the Merger by way of a takeover offer, that offer will be made in compliance with applicable US laws and regulations.

Important additional information will be filed with the SEC

In connection with the Merger, the Company is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”) BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT AND/OR OFFER DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Company’s shareholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document, and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Company shareholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document, and other relevant documents (when available) by directing a written request to the Company, 60 E. Rio Salado Parkway Suite 1000, Tempe, AZ (Attention: Investor Relations), or from the Company’s website at https://investor.nortonlifelock.com.

Participants in the solicitation

The Company and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of the Company in respect of the Merger contemplated by the scheme document and/or offer document (as referred to above). Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed Merger, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the scheme document or offer document (as applicable) when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2021 filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.01	Amended and Restated Interim Facilities Agreement.
10.02	Amended and Restated Commitment Letter.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: September 3, 2021	By:	/s/ Bryan Ko
Bryan Ko Chief Legal Officer and Corporate Secretary

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